CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" and "Service Providers" and "Financial Statements" and to the incorporation by reference of our report dated December 8, 1999 in this Registration Statement (Form N-1A No. 33-17604) of The Treasurer's Fund, Inc.



                                ERNST & YOUNG LLP

New York, New York
February 24, 2000